EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

Name of Subscriber ________________________

Onstream Media Corporation
1291 S.W. 29th Avenue
Pompano Beach, Florida 33069

Ladies and Gentlemen:

1. Subscription. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase ___ Unit(s) (as defined below) of Onstream Media Corporation, a Florida corporation (the "Company”), on the terms and conditions described herein and in the Term Sheet of the Company and the Exhibits thereto (collectively, the “Offering Documents”), each dated April __, 2008, together with all supplements, if any, relating to this offering. Terms not defined herein are as defined in the Offering Documents. The purchase price per Unit is $100,000 although the Company reserves the right to sell fractional units. The Maximum Offering is $1,500,000. There is no minimum offering.

THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS $___________.

2. Description of Units. Each Unit consists of (i) an interest bearing secured convertible note in principal amount of $100,000 (the “Notes”), and (ii) 10,000 shares of Company common stock, par value $.001 per share (“Shares”) (collectively, the Note and Shares are referred to as a “Unit”).

3. Purchase.

(a) I hereby tender to the Company cash or a certified check or wire transfer (information to be provided to me on my request) made payable to the order of Onstream Media Corporation in the amount indicated above, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire. The wire information is:

Onstream Media Corporation

ABA#: ________________

AC #: _________________

Ref: Subscription Agreement from (indicate name of subscriber)

(b) This offering will continue until the earlier of (a) the sale of 15 Units, or (b) May 15, 2008, unless extended without notice by the Company for up to two additional 30-day periods (the “Termination Date”). Prior to the Termination Date and as there is no minimum offering, payments delivered herewith will be immediately released to the Company upon acceptance of the subscription. Upon the earlier of a closing for my subscription or completion of the offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

4. Acceptance or Rejection of Subscription.

(a) I understand and agree that the Company reserves the right to reject this subscription for the Units, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription.

(b) In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.

5. Closing. The closing ("Closing") of this offering may occur any time and from time to time after the Company has received and accepted subscriptions before the Termination Date. The Units subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Units has occurred.

6. Disclosure. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Units are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents, including the Company's Annual Report on Form 10-KSB for the year ended September 30, 2007 and its Quarterly Report on Form 10-QSB for the period ending December 31, 2007 and all related documents and represent that I have carefully reviewed and understand the Offering Documents and its exhibits. I have received all information and materials regarding the Company that I have requested.

I fully understand that the investment or Units involve a high degree of risk. I fully understand the nature of the risks involved in purchasing the Units and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Units and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Units.

7. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a) I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents.

(b) I acknowledge and am aware that there is no assurance as to the future performance of the Company.

(c) I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Units, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

(d) I am purchasing the Units for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Units, the Notes, the Shares, or the shares of Common Stock issuable upon conversion of the Notes and in payment of interest, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. Furthermore, I hereby acknowledge and agree that I will not, except in compliance with law, sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Units, the Notes, the Shares, or the shares of Common Stock issuable upon conversion of the Notes and in payment of interest. I hereby authorize the Company to place a legend denoting the restrictions on the Units that may be issued to me, as well as the Notes, Shares, and shares of Common Stock issuable upon conversion of the Notes and in payment of interest.

(e) I recognize that the Units, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

(f) I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents and related documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Units and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

(g) I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

(h) I have relied solely upon my own investigation in making a decision to invest in the Company.

(i) I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(j) I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

(k) I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(l) I am an "accredited investor" as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder. I can bear the entire economic risk of the investment in the Units for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of non-publicly traded companies, including early stage companies. I am acquiring the Units for my own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Securities Act of 1933, as amended. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

(m) I understand that (i) the Units and the underlying securities have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(n) I understand that (i) since neither the offer nor sale of the Units has been registered under the Securities Act or the securities laws of any state, the Units may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and (ii) it is not anticipated that there will be any market for the resale of the Units.

(o) I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(p) If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(q) The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company.

(r) Neither the Investor or any person acting on its behalf or at its direction will engage in any short sale hypothecation or other similar transaction with the Company's Common Stock.

I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

8. Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

9. Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

10. Choice of Law and Jurisdiction. This Subscription Agreement shall be governed by the laws of the State of Florida as applied to contracts entered into and to be performed entirely within the State of Florida. Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in Broward County, Florida, and the parties hereby irrevocably waive any objections they may have to venue in Broward County, Florida.

11. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

12. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

13. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses by registered mail or by Federal Express or similar courier delivery or by facsimile delivery confirmed by either of the two preceding methods, as follows:

Investor:	At the address designated on the signature page of this Subscription Agreement.

The Company:	Onstream Media Corporation
1291 S.W. 29th Avenue
Pompano Beach, Florida 33069
Fax No. (954) 917-6660

With a copy to:	Arnstein & Lehr LLP
200 East Las Olas Boulevard, Suite 1700
Fort Lauderdale, Florida 33301
Attention: Joel D. Mayersohn, Esq.
Tel. No. (954) 713-7614
Fax No. (953) 713-7700
or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

14. Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

15. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

16. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Units.

17. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE UNITS ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS $___________.

Manner in Which Title is to be Held. (check one)

___ Individual Ownership
___ Community Property
___ Joint Tenant with Right of Survivorship (both parties must sign)
___ Partnership
___ Tenants in common
___ Corporation
___ Trust
___ IRA or Keough
___ Other (please indicate)
Dated: ____________________________

INDIVIDUAL INVESTORS	ENTITY INVESTORS
______________________________
______________________	Name of entity, if any
Signature (Individual)
By: ______________________________
*Signature
______________________	Its ______________________________
Signature (Joint)	Title
(all record holders must sign)

______________________
Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence	Address to Which Correspondence
Should be Directed	Should be Directed
______________________	______________________
______________________	______________________
City, State and Zip Code	City, State and Zip Code
______________________	______________________
Tax Identification or	Tax Identification or
Social Security Number	Social Security Number

*	If Units are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

ONSTREAM MEDIA CORPORATION

Dated: ________________	By: ______________________________
Randy Selman, President

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an entity)

I, _______________________________, the ____________________________
(name of signatory)     (title)

of______________________________ "Entity"), a  __________________________
(name of entity)
_________________________________________
(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ___ day of _________, 2008.

______________________________
(Signature)